UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017 (February 8, 2017)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, et al.
The Debtors continue to negotiate with various parties regarding potential transactions to restructure the Company’s capital structure. As has been previously disclosed, the Company is contemplating a potential sale of non-core assets located in Glasscock County, Texas (the “Potential Asset Sale”). The Company is currently in discussions with third parties regarding such third parties becoming a stalking horse bidder with an approximate sale price of $84 million. Such Potential Asset Sale is subject to (i) negotiation of a mutually acceptable purchase and sale agreement and (ii) the procedures and requirements set forth in Section 363 of the Bankruptcy Code. Any sale will be subject to approval by the Bankruptcy Court and would be subject to higher and better offers.
The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
Statements in this Form 8-K and the exhibit filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2016, under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information,” as well as subsequent Quarterly Reports on Form 10-Q. Additional risks include, but are not limited to, those associated with the Company’s filing for relief under Chapter 11 of the Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: February 9, 2017		(Principal Financial Officer and Principal Accounting Officer)